SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2008
Commission File Number: 1-5273-1

Sterling Bancorp
(Exact name of registrant as specified in charter)

New York	13-256216
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, New York, New York (Address of principal executive offices)	10019-6108 (Zip code)
Registrant’s telephone number, including area code — (212) 757-3300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.I.F: AMENDMENT TO STOCK INCENTIVE PLAN
EX-10.II.B: AMENDMENT TO KEY EXECUTIVE INCENTIVE BONUS PLAN
EX-10.III.H.A: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.III.H.B: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.IV.G: FORM OF AMENDMENT TO FORM OF CHANGE IN CONTROL SEVERANCE AGREEMENT
EX-10.IV.H: FORM OF AMENDMENT TO FORM OF CHANGE IN CONTROL SEVERANCE AND RETENTION AGREEMENT

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 29, 2008, the Company entered into amendments to compensatory arrangements with its executive officers. The amendments provide for certain changes which the Company believes are required to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code, as amended (“Section 409A”), which governs nonqualified deferred compensation arrangements.
Amendments to the employment agreements of Louis J. Cappelli and John C. Millman provide that the payment of severance will be made in a lump sum promptly following a qualifying termination of employment, both prior to and following a change-in-control and in the event of death or disability. In addition, the ability for the executive officers to terminate employment for “good reason” during the thirteen months following a change-in-control was removed, and the definition of “good reason” was narrowed. Amendments to the change in control severance agreements of John W. Tietjen, Howard M. Applebaum and another executive officer remove the executive’s ability to terminate employment for “good reason” during the thirteenth month following a change-in-control and narrow the definition of “good reason.” Amendments to the change in control severance and retention agreements of Eliot S. Robinson and five other executive officers provide that the payment of severance if the executive is terminated during the termination period will be paid in a lump sum and narrow the definition of “good reason.”
In addition, the Key Executive Incentive Bonus Plan, Stock Incentive Plan, Supplemental Pension Benefit Plan and the agreement dated December 14, 2004 with Mr. Cappelli regarding his split-dollar life insurance were amended to comply with, or be exempt from, Section 409A.
The foregoing summaries of certain provisions of these amendments to the agreements and plans listed below are qualified in their entirety by reference to the amendments and forms of amendment included as exhibits to this Current Report on Form 8-K, and such exhibits are incorporated by reference into this Item 5.02.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed as part of this Current Report on Form 8-K:

10.	(i)(F)	Amendment to Sterling Bancorp Stock Incentive Plan

	(ii)(B)	Amendment to Sterling Bancorp Key Executive Incentive Bonus Plan

	(iii)(H)	Amendments dated December 29, 2008 to Employment Agreements

(a) For Louis J. Cappelli

(b) For John C. Millman

	(iv)(G)	Form of Amendment dated December 29, 2008 to Form of Change in Control Severance Agreement between the Company and each of three executives

	(iv)(H)	Form of Amendment dated December 29, 2008 to Form of Change in Control Severance and Retention Agreement between the Company and each of six executives

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Bancorp (Registrant)

Date: January 5, 2009	By:	/s/ John W. Tietjen

	Name:	John W. Tietjen
	Title	Executive Vice President and Chief Financial Officer